COMMUNITY CENTRAL BANK CORPORATION

2002 INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AGREEMENT

            This Option is granted on ________ __, 200_ (the "Grant Date"), by COMMUNITY CENTRAL BANK CORPORATION, a Michigan-chartered corporation (the "Corporation"), to ________________ (the "Optionee"), in accordance with the following terms and conditions:

            1.  Option Grant and Exercise Period.  The Corporation hereby grants to the Optionee a Non-Qualified Stock Option ("Option") to purchase, pursuant to the Community Central Bank Corporation 2002 Incentive Plan, as the same may be amended from time to time (the "Plan"), and upon the terms and conditions therein and hereinafter set forth, an aggregate of _______ shares (the "Option Shares") of the common stock of the Corporation ("Common Stock") at the price of $______ per share (the "Exercise Price"). A copy of the Plan, as currently in effect, is incorporated herein by reference and is attached to this Award Agreement. Capitalized terms not defined in this Award Agreement shall have the meaning ascribed to them in the Plan.

            This Option shall be exercisable only during the period (the "Exercise Period") commencing on the date or dates set forth in Section 2 below, and ending at 5:00 p.m., Mt. Clemens, Michigan time, on the date ten years after the Grant Date, such later time and date being hereinafter referred to as the "Expiration Date," subject to earlier expiration in accordance with Section 5 in the event of a Termination of Service.

            2.  Method of Exercise of This Option.  This Option may be exercised during the Exercise Period, with respect to not more than the cumulative number of Option Shares set forth below on or after the dates indicated, by giving written notice to the Corporation as hereinafter provided specifying the number of Option Shares to be purchased.

Cumulative Number of Option Shares Exercisable	Date

[Insert number of shares and date exercisable]

The notice of exercise of this Option shall be in the form prescribed by the Committee referred to in Section 3 of the Plan and directed to the address set forth in Section 10 below. The date of exercise is the date on which such notice is received by the Corporation. Such notice shall be accompanied by payment in full of the Exercise Price for the Option Shares to be purchased upon such exercise. Payment shall be made (i) in cash, which may be in the form of a check, money order, cashier's check or certified check, payable to the Corporation, or (ii) by delivering shares of Common Stock already owned by the Optionee having a Fair Market Value equal to the Exercise Price, or (iii) a combination of cash and such shares. Promptly after such payment, subject to Section 3 below, the Corporation shall issue and deliver to the Optionee or other person exercising this Option a certificate or certificates representing the shares of Common Stock so purchased, registered in the name of the Optionee (or such other person), or, upon request, in the

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name of the Optionee (or such other person) and in the name of another in such form of joint ownership as requested by the Optionee (or such other person) pursuant to applicable state law.

            3.  Delivery and Registration of Shares of Common Stock.  The Corporation's obligation to deliver shares of Common Stock hereunder shall be subject to the terms and provisions of Section 16 of the Plan.

            4.  Nontransferability of This Option.  This Option may not be assigned, encumbered, transferred, pledged or hypothecated except, (i) in the event of the death of the Optionee, by will or the applicable laws of descent and distribution; (ii) pursuant to a "domestic relations order," as defined in the Plan; or (iii) by gift to any member of the Optionee's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of the Optionee, this Option shall be exercisable only by the Optionee or a person acting with the legal authority of the Optionee unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. The provisions of this Option shall be binding upon, inure to the benefit of and be enforceable by the parties hereto, the successors and assigns of the Corporation and any person acting with the legal authority of the Optionee or to whom this Option is transferred in accordance with this Section 4.

            5.  Termination of Service or Death of the Optionee.  Except as provided in this Section 5 and Section 7 below, and notwithstanding any other provision of this Option to the contrary, this Option shall be exercisable only if the Optionee has not incurred a Termination of Service at the time of such exercise. "Termination of Service" means, cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not a director, advisory director or employee of the Corporation and any Subsidiary.

            If the Optionee incurs a Termination of Service for any reason excluding death, disability (as defined in Section 22(e)(3) of the Code) and Termination of Service for Cause, the Optionee may, but only within the period of three months immediately succeeding such Termination of Service and in no event after the Expiration Date, exercise this Option to the extent the Optionee was entitled to exercise this Option on the date of Termination of Service. If the Optionee incurs a Termination of Service for Cause, all rights under this Option shall expire immediately upon the giving to the Optionee of notice of such termination except as provided in Section 7 below. "Termination of Service for Cause" means Termination of Service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

            In the event of the death or disability of the Optionee prior to the Optionee's Termination of Service or during the three-month period referred to in the immediately preceding paragraph, the Optionee or the person or persons to whom the Option has been transferred pursuant to Section 4 may, but only to the extent the Optionee was entitled to exercise this Option on the date of the Optionee's death or disability, exercise this Option at any time within one year following the death or disability of the Optionee, but in no event after the Expiration Date. Following the death of the Optionee, the Committee may, in its sole discretion, as an alternative means of settlement of this Option, elect to pay to the person to whom this Option is transferred pursuant to Section 4 the amount by which the Fair Market Value per share of Common Stock on the date of exercise of this Option shall exceed the Exercise Price per Option Share, multiplied by the number of Option Shares with respect to which this Option is properly exercised. Any such settlement of this Option shall be considered an exercise of this Option for all purposes of this Option and of the Plan.

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            6.  Adjustments for Changes in Capitalization of the Corporation.  In the event of any change in the outstanding shares of Common Stock by reason of any recapitalization, stock split, reverse stock split, stock dividend, reorganization, consolidation, combination or exchange of shares, merger, or any other change in the corporate structure of the Corporation or in the shares of Common Stock, the number and class of shares covered by this Option and the Exercise Price shall be appropriately adjusted by the Committee in accordance with the Plan, whose determination shall be conclusive.

            7.  Effect of Change in Control.  If a tender offer or exchange offer for shares of the Corporation (other than such an offer by the Corporation) is commenced, or if a Change in Control shall occur, and the Optionee thereafter incurs a Termination of Service for any reason whatsoever, this Option shall (to the extent it is not then exercisable) become exercisable in full upon the happening of such events; provided, however, that this Option shall not become exercisable to the extent that it has previously been exercised or otherwise terminated.

            Each of the events specified in the following clauses (i) through (iii) below shall be deemed a "Change in Control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board, or (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation.

            8.  Stockholder Rights Not Granted by This Option.  The Optionee is not entitled by virtue hereof to any rights of a stockholder of the Corporation or to notice of meetings of stockholders or to notice of any other proceedings of the Corporation.

            9.  Withholding Tax.  In accordance with Section 12 of the Plan, where the Optionee or another person is entitled to receive Option Shares pursuant to the exercise of this Option, the Corporation shall have the right to require the Optionee or such other person to pay to the Corporation the amount of any taxes which the Corporation or any of its Subsidiaries is required to withhold with respect to such Option Shares, or in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld, or, in lieu of any of the foregoing, to withhold a sufficient sum from the Optionee's compensation payable by the Corporation to satisfy the Corporation's tax withholding requirements.

            10.  Notices.  All notices hereunder to the Corporation shall be delivered or mailed to it addressed to Ray T. Colonius, Chief Financial Officer, Community Central Bank Corporation, 100 N. Main Street, Mt. Clemens, Michigan 48046. Any notices hereunder to the Optionee shall be delivered personally or mailed to the Optionee's address noted below. Such addresses for the service of notices may be changed at any time provided written notice of the change is furnished in advance to the Corporation or to the Optionee, as the case may be.

            11.  Plan and Plan Interpretations as Controlling.  This Option and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which are controlling. All determinations and interpretations made in the discretion of the

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Committee shall be final and conclusive upon the Optionee or his legal representatives with regard to any question arising under this Award Agreement or under the Plan.

            12.  Optionee Service.  Nothing in this Option shall limit the right of the Corporation or any of its Subsidiaries to terminate the Optionee's service as a director, advisory director, or employee, or otherwise impose upon the Corporation or any of its Subsidiaries any obligation to employ or accept the services of the Optionee.

            13.   Amendment. The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of this Award Agreement; provided, however, that the Committee may not amend, alter, suspend, discontinue or terminate any provision hereof which may adversely affect the Optionee without the Optionee's (or his legal representative's) written consent.

            14. Optionee Acceptance.  The Optionee shall signify his acceptance of the terms and conditions of this Option by signing in the space provided below and returning a signed copy hereof to the Corporation at the address set forth in Section 10 above.

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            IN WITNESS WHEREOF, the parties hereto have caused this Award Agreement to be executed as of the date first above written.

COMMUNITY CENTRAL BANK CORPORATION
By:
Its:
ACCEPTED:
(Signature)
(Street Address)
(City, State and Zip Code)

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COMMUNITY CENTRAL BANK CORPORATION

2002 INCENTIVE PLAN
DESIGNATION OF BENEFICIARY

Check One, Complete as Applicable, and Sign	____ I do not wish to designate a Beneficiary at this time, it is my desire that any right to exercise this option after my death pass by my Will or if applicable, the laws of descent and distribution.

_____In the event of my death it is my desire that any right to exercise this option pass to the following designated Beneficiar(ies):

Name	Relationship	Address

(If more than one Beneficiary is named, the Beneficiaries shall share equally in the rights unless otherwise stated above).

            Unless otherwise expressly provided, if any Beneficiary above designated predeceases me, any rights shall pass equally to the remaining designated Beneficiar(ies) if any, who survive me, but if no designated Beneficiary survives me, any rights shall pass to my estate.

            Optionee may change the Beneficiar(ies) by filing written notice with the Company.

            The designation of Beneficiary herein is subject to all the terms and conditions of the Award Agreement and the Plan and all applicable laws rules and regulations. In addition, the Company may require an indemnity and/or other assurances from the Beneficiar(ies) prior to the exercise of any rights by such Beneficiar(ies) under the option.

Date: _______________	______________________________ Signature of Optionee